UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 1, 2011

AMERICAN CRYOSTEM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-164909	26-4574088

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 E. Bergen Pl., Suite 204, Red Bank, NJ 07701

(Address of principal executive offices, including zip code)

(732) 747-1007

(Registrant’s telephone number, including area code)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

American CryoStem Corporation (the “Company”), filed a Form 8-K on April 27, 2011 (the “April Form 8-K”) to report the acquisition of substantially all the assets and liabilities of ACS Global, Inc., by American CryoStem Acquisition Corporation, a wholly owned subsidiary of the Company. This amendment No. 1 to the April Form 8-K is being filed to amend and supplement Item 9.01 of the March Form 8-K to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.

The Company filed a Form 8-K on June 15, 2011 relating to its adoption of amended and restated articles of incorporation that included a change in its name its name and another on June 27, 2011 relating to its appointment of a new independent registered public accounting firm.

Except as described above, all other information in and exhibits to the April Form 8-K remain unchanged.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired. Attached hereto as Exhibit 99.1, and incorporated herein by reference, are the audited financial statements of ACS Global, Inc. for its fiscal years ended December 31, 2010 and December 31, 2009. Attached hereto as Exhibit 99.2, and incorporated herein by reference, are the unaudited financial statements of ACS Global, Inc. for its three-month period ended March 31, 2011.

(b) Pro forma financial information. Attached hereto as Exhibit 99.3, and incorporated herein by reference, is the required unaudited pro forma financial information.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited Financial Statements of ACS Global, Inc. for its fiscal years ended December 31, 2010 and December 31, 2009

99.2	Unaudited Financial Statements of ACS Global, Inc. for its three-month period ended March 31, 2011

99.3	Pro Forma Financial Information

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 1, 2011

AMERICAN CRYOSTEM CORPORATION

By:	/s/ John Arnone

Name:	John Arnone
Title:	Chairman